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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 11, 2006

                            ------------------------

                           ZEOLITE EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

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            Nevada                      001-31937                  N/A
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                               Youth Pioneer Park
               Tai'an Economic and Technological Development Zone
                      Tai'an City, Shandong Province 271000
                           People's Republic of China
                    (Address of principal executive offices)

                                (86-538) 856-0618
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)


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Item 4.01  Change in Registrant's Certifying Accountant

(a) Rotenberg & Co., LLP, the registrant's independent registered public accounting firm, was dismissed on May 17, 2006. The reports of Rotenberg & Co., LLP on the registrant's financial statements as of July 31, 2005 and for the year then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of such firm's engagement through such dismissal, there were no disagreements with Rotenberg & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg & Co., LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the same period, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         On May 11, 2006, the registrant engaged Hansen, Barnett & Maxwell as its new independent registered public accounting firm. The decision to change accountants was approved by the board of directors.

         During the period from the registrant's inception through the date of this filing, the registrant did not consult Hansen, Barnett & Maxwell with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         The registrant has provided Rotenberg & Co., LLP with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. A copy of the letter from Rotenberg & Co., LLP to the Securities and Exchange Commission, dated May 17, 2006, is attached as Exhibit 16.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

16.1     Letter from Rotenberg & Co., LLP



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2006                    ZEOLITE EXPLORATION COMPANY

                                        By: /s/ Xiangzhi Chen,
                                           -------------------------------------
                                           Xiangzhi Chen,
                                           President and Chief Executive Officer